Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events
35.	Subsequent events
Listing of Real Estate Investment Trust
The warehousing real estate investment trust (“REIT”), jointly established by the Company, JD Property and Harvest Fund, became the first of its kind in the private sector in China that received formal approval from China’s Securities Regulatory Commission in December 2022 and was listed on the Shanghai Stock Exchange in February 2023. The listing raised over RMB
1.7
billion.
Dividends
On March 8, 2023, the Board of Directors of the Company approved a cash dividend of US$
0.31 per ordinary share, or US$0.62 per ADS, to holders of ordinary shares and holders of ADSs, respectively, as of the close of business on April 6, 2023, payable in U.S. dollars. The aggregate amount of the dividend will be approximately US$1.0 billion. The payment date is expected to be on or around April 27, 2023 and on or around May 4, 2023 for holders of ordinary shares and holders of ADSs, respectively.
In addition, the Company plans to adopt an annual dividend policy, under which the Company may choose to declare and distribute a cash dividend each year, starting from 2023, at an amount determined in relation to the Company’s financial performance in the previous fiscal year, among other factors. The determination to make dividend distributions in any particular year will be made at the discretion of the Board of Directors based upon factors such as the Company’s results of operations, cash flow, financial condition, capital requirements and other considerations that the Board of Directors deems relevant.
JD Industrials’ Series B Transaction
In March 2023, JD Industrials entered into definitive transaction agreements in connection with its series B preference shares with a group of investors. The total cash proceeds were approximately
US$210
million. The Group remained the majority shareholder of JD Industrials after the completion of the transactions.
JD Property applied for HKEX listing
On March 30, 2023, JD Property, through its joint sponsors, submitted a listing application form to the HKEX to apply for the listing of, and permission to deal in, the shares of JD Property on the Main Board of the HKEX. The Group will remain the majority shareholder of JD Property after the listing. There is no assurance as to whether or when the proposed listing may take place.
JD Industrials applied for HKEX listing
On March 30, 2023, JD Industrials, through its joint sponsors, submitted a listing application form to the HKEX to apply for the listing of, and permission to deal in, the shares of JD Industrials on the Main Board of the HKEX. The Group will remain the majority shareholder of JD Industrials after the listing. There is no assurance as to whether or when the proposed listing may take place.
Share Repurchase Program
Under the 2020 share repurchase program, as of the date of this report, the Company had repurchased 20,255,890 ADSs for approximately US$1,290 million, including 3,839,490 ADSs for approximately US$153 million during the period from January 1, 2023 to the date of this report.